UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2019

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079

(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; EKECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER.

(b)  On December 13, 2019, Link Media Holdings, Inc. (“Link”), a wholly-owned subsidiary of Boston Omaha Corporation (“BOC”), which owns and operates BOC’s billboard businesses,  announced the retirement of James A. McLaughlin, Link's Chief Executive Officer, effective December 31, 2019.  Mr. McLaughlin will continue to  provide consulting services to  Link  through at least March 31, 2020.

(c)  Scott LaFoy, Head of Mergers and Acquisitions for Link, has been named as Interim Chief Executive Officer of Link.  Mr. LaFoy will receive a base salary of $200,000 per annum and a bonus for 2020  to be determined based on Link and its subsidiaries EBITDA on a consolidated basis for 2020.  The bonus will equal 20% of the amount by which Link's EBITDA in 2020 exceeds $11,000,000.  This minimum EBITDA level requirement is subject to adjustment based upon any acquisitions completed in 2020.  Mr. LaFoy has no familial relationships nor related person transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment described above.

Item 7.01  REGULATION FD.

On  December 13, 2019, Boston Omaha Corporation (the “Company”) issued a press release entitled “Link Media Holdings CEO Announcement: James A. McLaughlin to Retire; Scott LaFoy named as Interim CEO.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit

Number                         Exhibit Title

99.1                               Press Release dated December 13, 2019 titled "Link Media Holdings CEO Announcement:  James A. McLaughlin to Retire; Scott LaFoy Named as Interim CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant) 1By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date: December 13, 2019

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